UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     April 2, 2009_____________________

PLY GEM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-114041	20-0645710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5020 WESTON PARKWAY, SUITE 400 CARY, NORTH CAROLINA	27513
(Address of principal executive offices)	(Zip Code)

(919) 677-3900
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 2.05                 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On April 2, 2009, Ply Gem Industries, Inc. (the “Company”) announced that it will consolidate production across a number of its manufacturing facilities which will improve the Company’s overall operating efficiency.  The Company’s plans include shifting the majority of the production from its Kearney, Missouri vinyl siding manufacturing facility into its other three vinyl siding manufacturing facilities.  The Company also plans to close its Tupelo, Mississippi window and door manufacturing facility.  Finally, the Company will consolidate production of its window lineals into its Rocky Mount, Virginia facility and realign production of its west coast window and door facilities at its Sacramento, California and Auburn, Washington locations.  Management expects that these production realignments and plant closures will reduce costs and increase operating efficiencies.  Production will begin to be consolidated during April 2009 with the majority expected to be completed by September 2009.

In connection with the restructuring plans, the Company expects to incur pre-tax exit and restructuring costs, all of which will be cash charges, of approximately $3.1 million, including approximately $1.3 million for personnel-related costs, approximately $0.5 million for contract termination costs, and approximately $1.3 million in other facilities-related costs.

ITEM 7.01                 REGULATION FD DISCLOSURE

A copy of the press release announcing the facility closures is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933 or the Securities Act of 1934.

ITEM 9.01                  FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial statements of businesses acquired.
               Not applicable

(b)           Pro forma financial information.
               Not applicable

(c)           Exhibits

Exhibit	Description
99.1	Press release dated April 2, 2009, issued by Ply Gem Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 2, 2009

PLY GEM HOLDINGS, INC.

By:	/s/ Shawn K. Poe
Name:	Shawn K. Poe
Title:	Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT LIST

Exhibit	Description
99.1	Press release dated April 2, 2009, issued by Ply Gem Industries, Inc.